Filed under Rule 497(e)
Registration No. 002-83631

VALIC COMPANY I

(the “Company”)

Small Cap Growth Fund
(the “Fund”)

Supplement dated April 27, 2021, to the Fund’s Prospectus and
Statement of Additional Information (“SAI”),
each dated January 25, 2021

At a meeting held on April 26, 2021 (the “Meeting”), the Board of Directors of the Company approved the appointment of T. Rowe Price Associates, Inc. (“T. Rowe Price”) as a subadviser to the Fund, effective on the closing date (the “Effective Date”) of the reorganization of the Small Cap Fund, a series of the Company, into the Fund (the “Reorganization”). T. Rowe Price will manage the Fund’s investments in certain privately placed securities which will be transferred to the Fund as part of the Reorganization, but does not currently intend to invest the assets of the Fund in additional privately placed securities. J.P. Morgan Investment Management Inc. (“JPMIM”), the Fund’s current subadviser, will manage the remainder of the Fund’s portfolio. As of the Effective Date, all references to the subadviser to the Fund in the Prospectus and the SAI will refer to both JPMIM and T. Rowe Price, where applicable.

As of the Effective Date, the following changes are made to the Fund’s Prospectus:

The third and fourth paragraphs in the subsection entitled “Fund Summary: Small Cap Growth Fund – Principal Investment Strategies of the Fund” are deleted in their entirety and replaced with the following:

The Fund is managed by two subadvisers, J.P. Morgan Investment Management Inc. (“JPMIM”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”).

In managing its portion of the Fund, JPMIM employs a process to identify companies that have a history of above-average growth or which JPMIM believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those, in the opinion of JPMIM, with leading competitive positions, predictable and durable business models and management that can achieve sustained growth.

T. Rowe Price manages the Fund’s investments in certain privately placed securities which will be transferred to the Fund as part of the Reorganization, but does not currently intend to invest in additional privately placed securities. Investments in privately placed securities are a non-principal investment strategy of the Fund.

The subsection entitled “Fund Summary: Small Cap Growth Fund – Investment Adviser” is deleted in its entirety and replaced with the following:

The Fund’s investment adviser is The Variable Annuity Life Insurance Company.

The Fund is subadvised by JPMIM and T. Rowe Price.

Portfolio Managers

Name and Title	Portfolio Manager of the Fund Since
JPMIM
Eytan M. Shapiro Lead Portfolio Manager of the U.S. Small Cap Growth Strategy	January 2021
Felise Agranoff Co-Portfolio Manager of the U.S. Small Cap Growth Strategy	January 2021
Matthew Cohen Co-Portfolio Manager of the U.S. Small Cap Growth Strategy	January 2021
T. Rowe Price
Frank M. Alonso Vice President and Portfolio Manager	May 2021

The third and fourth paragraphs in the subsection entitled “Additional Information about the Fund’s Investment Objective, Strategies and Risks – Small Cap Growth Fund” are deleted in their entirety and replaced with the below. In addition, all references to “the subadviser” in this subsection are replaced with JPMIM.

The Fund is managed by two subadvisers, J.P. Morgan Investment Management Inc. (“JPMIM”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”).

In managing its portion of the Fund, JPMIM employs a process to identify companies that have a history of above-average growth or which JPMIM believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those, in the opinion of JPMIM, with leading competitive positions, predictable and durable business models and management that can achieve sustained growth.

The following disclosure is added as the penultimate sentence of the subsection entitled “Additional Information about the Fund’s Investment Objective, Strategies and Risks – Small Cap Growth Fund.”

T. Rowe Price manages the Fund’s investments in certain privately placed securities which will be transferred to the Fund as part of the Reorganization, but does not currently intend to invest in additional privately placed securities. Investments in privately placed securities are a non-principal investment strategy of the Fund.

The ninth paragraph of the subsection entitled “Management – Investment Subadviser” is deleted in its entirety and replaced with the following:

The Fund’s subadvisers are J.P. Morgan Investment Management Inc. (“JPMIM”), located at 270 Park Avenue, New York, NY 10017, and T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore Maryland 21202.

The subsection entitled “Management – Investment Subadviser” is supplemented by adding the following:

T. Rowe Price, which was founded by Thomas Rowe Price, Jr. in 1937, is one of the pioneers of the growth stock theory of investing. Its approach to managing money is based on proprietary research and a strict investment discipline developed over seven decades. The firm, which is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly owned financial services company, is one of the nation’s leading no-load fund managers. As of September 30, 2020, T. Rowe Price and its affiliates had approximately $1.3 trillion in assets under management.

T. Rowe Price is responsible for sub-advising a portion of the Fund. This portion is managed by an investment advisory committee, chaired by Frank M. Alonso. The committee chairman has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund’s investment program. Mr. Alonso joined T. Rowe in 2000 and his investment experience dates from that time. During the past five years, he has served as an equity research analyst and a portfolio manager (beginning in 2013).

As of the Effective Date, the following changes are made to the Fund’s SAI:

All references to the “Subadviser” are replaced by reference to “Subadvisers.” In addition, references to the “Subadvisory Agreement” are replaced by references to “Subadvisory Agreements,” which shall refer to the subadvisory agreements between VALIC and each of T. Rowe Price and JPMIM.

The section entitled “Investment Subadviser” is deleted in its entirety and replaced with the following:

Investment Subadvisers

Subject to the control, supervision and direction of VALIC, each of J.P. Morgan Investment Management Inc. (“JPMIM”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) provides subadvisory services to a portion of the Fund.

JPMIM is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc.

Pursuant to the Subadvisory Agreements VALIC has with each of the Subadvisers and subject to VALIC’s oversight, the Subadvisers will manage the investment and reinvestment of the assets of the Fund, including the evaluation of pertinent economic, statistical, financial and other data, and the determination of industries and companies to be represented in the Fund. Further, the Subadvisers will maintain a trading desk and place orders for the purchase and sale of portfolio investments for the

Fund, establish accounts with brokers and dealers selected by the Subadvisers, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers selected by the Subadvisers and VALIC.

VALIC pays JPMIM a monthly fee with respect to the Fund, computed on average daily net assets. The aggregate annual rates, as a percentage of daily net assets, of the fees payable by VALIC to JPMIM for the Fund may vary according to the level of assets of the Fund. VALIC pays T. Rowe Price a monthly fee with respect to the Fund, computed on the number of investments managed by T. Rowe Price.

As the Fund has not yet commenced operations as of the date of this SAI, VALIC has not paid the Subadvisers investment subadvisory fees with respect to the Fund.

The table in the subsection entitled “Portfolio Managers – Other Accounts” is supplemented as follows:

Fund	Advisers/ Subadviser	Portfolio Manager	Other Accounts (As of November 30, 2020)
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)
Small Cap Growth Fund	T. Rowe Price[2]	Alonso, Frank M.	4	17,108.5	3	3,637.0	2	636.1
[2]	Information is as of February 28, 2021.

The subsection entitled “Portfolio Managers – Compensation of Portfolio Managers” is supplemented by adding the following:

T. Rowe Price

Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.

Investment performance over 1-,3-,5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, and T. Rowe Price International, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index and the Lipper average or index set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.

This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.

Conflicts of Interest

Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. The portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadvisor to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds and other accounts (and vice versa) and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus or the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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